EXHIBIT 10.3

                               AMENDMENT NO. 1 TO
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              AGREEMENT RESOLVING ALL OUTSTANDING SAVVIS-BIS ISSUES
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That certain Agreement Resolving All Outstanding SAVVIS-BIS Issues dated the 8th day of February, 2002 by and between SAVVIS Communications Corporation ("SAVVIS) and BIS Administration, Inc. ("BIS") (the "Agreement") is hereby amended effective February 25, 2002 (the "Effective Date"), as follows:

1. The last sentence of Section 1.a. of the Agreement is hereby deleted in its entirety and replaced with the following:

         Provided that SAVVIS files the requisite HSR filing on or before February 22, 2002, the parties hereby agree that if such case arises, the Funding deadline will be extended to April 30, 2002.

2. Each party hereto has all requisite corporate or other organizational power and authority and has received all consents necessary for it to enter into, deliver and carry out the obligations of this Amendment.

3. This Amendment may be executed in one or more counterparts, with signature to each such counterpart being a signature to all such counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

4. As amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

BIS ADMINISTRATION, INC.


By:      /s/ Sankar Krishnan
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             Sankar Krishnan, Chief Restructuring Officer
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         (Printed Name and Title)


SAVVIS COMMUNICATIONS CORPORATION

By:
         /s/ Lane H. Blumenfeld
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         Lane H. Blumenfeld, Acting General Counsel and Vice President
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         (Printed Name and Title)